8-K Rosetta Resources Inc. filed this Form 8-K on 05/19/06
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.
Date of Report: December 14, 2006 (Date of earliest event reported)
Rosetta Resources Inc. (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	000-51801 (Commission File Number)	43-2083519 (IRS Employer Identification Number)
717 Texas, Suite 2800 (Address of principal executive offices)		77002 (Zip Code)
7133354000 (Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
ྑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

 (a), (b) and (c): not applicable.

(d): On December 14, 2006, the board of directors of Rosetta Resources Inc. ("Rosetta") elected Josiah O. Low, III, to be a member of the board of directors of Rosetta, which brings the total number of directors of Rosetta to six. Four of the six members of Rosetta's board of directors are determined to be "independent" in accordance with the standards promulgated by the NASDAQ Global Select Market and by the Securities and Exchange Commission.

Mr. Low, age 67, was a Senior Advisor at Credit Suisse First Boston, formerly Donaldson, Lufkin, and Jenrette, where Mr. Low led the corporate finance group as a Managing Director for over 15 years. Preceding his position at Credit Suisse, Mr. Low was a founding Managing Director of Merrill Lynch Capital Markets Group. He has extensive investment experience in the oil and gas finance sector throughout the United States including involvement with Mesa Petroleum, Houston Oil & Minerals, Big Three Industries, Centex Oil & Gas, and other various drilling funds during the late 1980’s.

Mr. Low is a graduate of Williams College. He serves on the Board of Directors of Costar Group (NASDAQ) and other private corporations, as well as Audubon Connecticut’s Board of Directors and Petroleum Place, a private service company to the oil and gas industry out of Denver, Colorado.

In connection with his election to be a member of Rosetta's board, Mr. Low will receive 1,800 shares of restricted common stock and fully-vested options to purchase 10,000 shares of Rosetta's common stock at an exercise price of $18.95 per share of common stock. In addition, Mr. Low elected to receive 923 shares of Rosetta common stock in lieu of cash Board retainer fees. Each of these grants is issued under Rosetta's 2005 Long-Term Incentive Plan. The restricted common stock will vest over three years: 25% on the first anniversary of the grant, 25% on the second anniversary of the grant, and the remaining 50% on the third anniversary of the grant. In addition to the grants described above, Mr. Low is eligible for the regular compensation paid by Rosetta to a non-employee director, which will be prorated during his initial term.

A copy of Rosetta's press release relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1 "Rosetta Resources Inc. Names New Director to Board of Directors"

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2006
ROSETTA RESOURCES INC.

By: /s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President & Chief Executive Officer